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                                                                   EXHIBIT 10.18


BANK OF AMERICA                    AMENDMENT TO DOCUMENTS

AMENDMENT NO. 3 TO BUSINESS LOAN AGREEMENT

  This amendment No. 3 (the "Amendment") dated as of Aug, 20, 1998 is between Bank of America National Trust and Savings Association (the "Bank") and Ortel Corporation (the "Borrower").


                                RECITALS
                                --------

A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of June 2, 1995, as previously amended ( the "Agreement").

B. The Bank and the Borrower desire to further amend the Agreement.


                                AGREEMENT
                                ---------

1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.  AMENDMENTS.  The agreement is hereby amended as follows:

    2.1 Subparagraph 1.9(c) of the Agreement is amended to read in its entirety as follows:

         *(c) The issuance of any letter of credit and any amendment to a letter of credit is subject to the Bank's written approval and must be in form and content satisfactory to the Bank and in favor of a beneficiary acceptable to the Bank. Without limiting the foregoing, no letter of credit may be issued to support any obligation of the Borrower in connection with workers' compensation laws or that contains a provision providing that the maturity date will be automatically extended each year for an additional year unless the Bank gives written notice to the contrary."

    2.2  Paragraph 6.6 of the Agreement is deleted in its entirety.

3. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

    This Amendment is executed as of the date stated at the beginning of this Amendment.

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
BANK OF AMERICA                                      ORTEL CORPORATION
National Trust and Savings Association
/s/ Kjell Gronvold for                               /s/ Wim H. J. Selders, President

By: Stephen L. Nelson, Vice President                By:  /s/Wim H.J. Selders
                                                          ---------------------------------
                                                          Wim H.J. Selders,
                                                          President and Chief Executive
                                                          Officer

                                                     By:  /s/Stephen K. Workman
                                                          ---------------------------------
                                                          Stephen K. Workman,
                                                          Vice President, Finance and
                                                          Chief Financial Officer
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